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Exhibit 10.21

                              SERVICING AGREEMENT


      This SERVICING AGREEMENT (the "Agreement") is made and entered into as of September 30, 1999, by and between RESORT FUNDING, INC., a Delaware corporation (hereinafter referred to as "Borrower" in its capacity as borrower hereunder and hereinafter referred to as "Servicer" in its capacity as servicing agent hereunder), and FINOVA Capital Corporation, a Delaware corporation ("Lender").

                                  WITNESSETH:
                                  ----------

      WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement of even date herewith (the "Loan Agreement"), pursuant to which Lender has agreed to make a loan to Borrower in the maximum principal amount of TWENTY MILLION DOLLARS ($20,000,000) in accordance with the terms, provisions, and conditions of the Loan Agreement and the other Loan Documents; and

      WHEREAS, Borrower has agreed to secure the Loan and the other Obligations by, among other things, granting to Lender a continuing first priority Lien and security interest in and to all of Borrower's right, title, and interest in and to certain Pledged Notes Receivable, Applicable Mortgages (if any), Pledged Consumer Notes Receivable, and Interval Mortgages, together with the proceeds thereof, all in connection with certain Applicable Underlying Loans.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

      1.    TERMS AND DEFINITIONS.  Except as otherwise  expressly  provided herein to the
            ---------------------
contrary,  all  capitalized  terms used herein  shall have the  meanings  ascribed to such terms in the Loan Agreement. In addition:

            1.1 "Loan File" shall mean, for each Applicable Underlying Loan, a file containing true copies of the Pledged Note Receivable, Pledged Put and Reserve Agreements, the Applicable Mortgage (if any), and all other Applicable Underlying Loan Documents, together with any other information reasonably requested by Servicer or Lender. For each loan evidenced by a Pledged Consumer Note Receivable (an "Applicable Consumer Loan"), the Loan File shall contain a credit report on the Purchaser or other obligor and true copies of the Pledged Consumer Note Receivable, the Interval Mortgage, and all related documents and instruments, together with any other information reasonably requested by Servicer or Lender. At the request of Lender, Servicer shall provide Lender with written acknowledgment of Servicer's receipt of each Loan File.



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                                       10
1.1.415280-3
            1.2 "Loan Servicing" shall mean the servicing of the Pledged Notes Receivable, Pledged Consumer Notes Receivable, and, if applicable, the Pledged Put and Reserve Agreements conducted by Servicer under this Agreement.

            1.3 "Pool of Loans" shall mean all those Applicable Underlying Loans and Applicable Consumer Loans at any time being serviced by Servicer under this Agreement.

      2. APPOINTMENT OF SERVICER. Servicer is an independent contractor that has been retained for the sole purpose of performing the Loan Servicing under this Agreement, and Servicer hereby agrees to perform the Loan Servicing pursuant to the terms and conditions set forth below.

      3.    TERM OF AGREEMENT.
            -----------------

            3.1 Term. The parties agree that the term of this Agreement shall expire on the date as of which all of Borrowers Obligations under the Loan Documents have been satisfied in full, unless earlier terminated in accordance with Section 3.2 below.

            3.2 Termination Rights. Either Servicer or Borrower (with Lenders written consent) may terminate this Agreement at any time upon thirty (30) days' prior written notice to each of the other parties hereto. In addition, upon any breach by Servicer of any of its obligations hereunder, or any Default or Event of Default pursuant to the Loan Documents, Lender shall have the right to terminate this Agreement immediately upon delivery of written notice thereof to Servicer. Within five (5) Business Days of the termination of this Agreement, Servicer shall deliver all Loan Files and other documents in its possession, custody, or control relating to the Applicable Underlying Loans, the Applicable Consumer Loans, and/or any Collateral therefor to Lender or such other Person as Lender may designate in writing. This Section shall survive the termination of this Agreement.

      4.    PERFORMANCE AND DUTIES OF SERVICER.
            ----------------------------------



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            4.1 General Requirements of Servicer. Servicer shall maintain a loan processing database and shall service each Applicable Underlying Transaction and Applicable Consumer Loan in accordance with generally accepted Loan Servicing standards and practices for the type(s) of loans in question. In the performance of its duties for Lender and Borrower, unless otherwise specifically provided herein, Servicer shall comply fully with the terms of all Pledged Notes Receivable, Pledged Put and Reserve Agreements, Pledged Consumer Notes Receivable, Applicable Mortgages (if any), Interval Mortgages, and other Applicable Underlying Loan Documents. Servicer shall send monthly billing statements to all Applicable Underlying Borrowers within five (5) days after the end of the calendar month with respect to which payments of interest, principal, and/or other amounts are due and shall collect and process all principal and interest payments, including, without limitation, Release Fees (if any), and other amounts due Borrower or an Applicable Underlying Borrower. Servicer shall at all times during the term hereof perform all activities deemed reasonably necessary or appropriate to collect all amounts due and owing under the Pledged Notes Receivable, Pledged Consumer Notes Receivable, Pledged Put and Reserve Agreements, Applicable Mortgages (if any), Interval Mortgages, and other Applicable Underlying Transaction Documents. Servicer shall also provide Lender and Borrower with monthly reports of all cash flow (including any delinquencies or checks returned for insufficient funds), together with such other information as may reasonably be requested by Lender or Borrower.

            4.2 Servicer as Independent Contractor. Servicer shall have the status of an independent contractor, and nothing herein contained shall be considered to create a partnership or joint venture between Lender and Servicer. Servicer is not to be considered an agent or employee of Lender for any purpose, and the employees of Servicer are not entitled to any of the benefits that Lender provides to its employees.

            4.3 Standard of Performances. Servicer shall at all times act in good faith and in the best interests of Borrower and Lender, act as a fiduciary with respect to the Applicable Underlying Loans and the proceeds thereof, and use its best efforts and exercise sound business judgment in performing its duties under this Agreement.

            4.4 Lockbox. All payments received from Applicable Underlying Borrowers, Applicable Underlying Guarantors, and Purchasers and other obligors under the Pledged Consumer Notes Receivable and/or the Pledged Put and Reserve Agreements shall be paid to Lockbox Agent and deposited into the Lockbox Account in the name of Lender, all pursuant to the terms, provisions, and conditions of the Loan Agreement and the Lockbox Agreement. Servicer shall receive evidence of all deposits made to the Lockbox Account and shall post them, on a daily basis, to the appropriate Applicable Underlying Loans and Applicable Consumer Loans upon receipt.

            4.5 Receipt of Payments by Servicer. Any payments received by Servicer directly shall be held in trust for Lender and delivered to Lockbox Agent for deposit into the Lockbox Account within two (2) Business Days of Servicer's receipt thereof. Servicer shall receive and account for all Release Fees (if any) remitted by the Applicable Underlying Borrowers or, if applicable, escrow agents, resulting from the sale of Intervals at Applicable Resorts.

            4.6 Description of Reports. For each calendar month (unless requested by Lender on a more frequent basis) during the term of this Agreement, Servicer shall prepare the following standard industry reports and submit them to Lender and Borrower by no later than the fifteenth (15th) day of the succeeding calendar month:

                  (a)...Title:            Trial/Aging Balance Report
                                          --------------------------


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                        Purpose:    Numerical listings of all Applicable
                                    Underlying Transaction and Applicable
                                    Consumer Loans indicating the outstanding principal balance thereof and the aggregate outstanding principal balance of all Applicable Underlying Transaction and Applicable Consumer Loans.

                  (b)...Title:            New Loans Report
                                          ----------------
                        Purpose:    Numerical   listings  of  all  Applicable   Underlying
                                    Transactions  and  Applicable  Consumer Loans added to
                                    the Pool of Loans during such month.

                  (c)...Title:            Cash Receipts Report
                                          --------------------
                        Purpose:    Numerical   listings  of  all  Applicable   Underlying
                                    Transactions  and  Applicable  Consumer  Loans showing
                                    the  following  with  respect to each and totals  with
                                    respect to all Applicable Underlying  Transactions and
                                    Applicable   Consumer   Transactions:   (i)   payments
                                    received,   including   a  breakdown   of   principal,
                                    interest,   and  other  amounts  received;   and  (ii)
                                    payments returned for non-sufficient funds.

                  (d)...Title:            Delinquency Report
                                          ------------------
                        Purpose: Numerical listings of all Applicable Underlying Transactions and Applicable Consumer Loans showing delinquencies, broken down into columns indicating the length of such delinquencies at thirty (30) days, sixty (60) days, and ninety (90) or more days.

                  (e)...Title:            Cancellation, Prepayment, and Payoff Report
                                          -------------------------------------------
                        Purpose:    Numerical   listings  of  all  Applicable   Underlying
                                    Transactions  and Applicable  Consumer Loans that were
                                    canceled,  paid off in their entirety,  or the subject
                                    of a prepayment.

      Lender may, from time to time, in its reasonable discretion, modify the foregoing reporting requirements and add reports required to be prepared on a weekly, monthly, or such other periodic basis as Lender shall reasonably request, which Servicer shall complete in a timely fashion, at Borrower's sole cost and expense. All reports sent to Lender shall remain confidential in nature.



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      4.7 Notification to Obligors. Pursuant to the terms and provisions of the
Lockbox Agreement, by no later than the date of closing of each Applicable Underlying Transactions, Borrower shall have (a) directed or otherwise caused the Applicable Underlying Borrower, the Applicable Underlying Guarantor(s), and all Purchasers and other obligors in respect of each Pledged Consumer Note Receivable to remit directly to Lockbox Account all interest, principal, Release Fees (if any), prepayments (both voluntary and mandatory), and other amounts of any and every description payable to Borrower, the Applicable Underlying Borrower, or their respective assignees by or on behalf of such Applicable Underlying Borrower, Purchasers, or other obligors, pursuant to the Applicable Underlying Transactions Documents, the Pledged Consumer Notes Receivable, and the Interval Mortgages; and (b) provided Lender with written evidence of such notification in form and content reasonably acceptable to Lender.

      5.    BOOKS AND RECORDS.
            -----------------

            5.1 General. At all times during the term of this Agreement, Servicer shall maintain complete and accurate files and records pertaining to each Applicable Underlying Loan and Applicable Consumer Loan and of all business activities and operations conducted by Servicer in connection with its performance under this Agreement, including, without limitation, all payments received, costs incurred, and other information reasonably necessary or appropriate to give accurate and complete accountings of the Applicable Underlying Transactions, Applicable Consumer Loans, and all amounts paid or to be paid thereunder. All such files and records that pertain to an Applicable Underlying Transaction or an Applicable Consumer Loan that has not been repaid in full shall be delivered to Lender or Lender's designee upon termination of this Agreement.

            5.2 Right to Examine Books and Records. At all times during the term of this Agreement, Lender and Borrower and their duly authorized agents and representatives may, during normal business hours, inspect, audit, and make copies (at Borrower's expense) of any of Servicer's records, files, reports, and related materials pertaining to the Applicable Underlying Loans, the Applicable Consumer Loans, and to Servicer's performance hereunder.

            5.3 Facilities and Staff. Servicer agrees to maintain adequate facilities and staff for the proper performance of all services required of Servicer hereunder.

      6.    INDEMNIFICATION.
            ---------------

            6.1 Servicer's Indemnity. Servicer agrees to indemnify and hold Lender and all of its officers, directors, employees, independent contractors, and other representatives harmless from and against any and all claims, losses, penalties, fines, forfeitures, amounts paid in settlement, judgments, reasonable attorneys' fees and related litigation costs, fees, and expenses that result from: (a) any action taken by or on behalf of Servicer relating to any Applicable Underlying Transaction or Applicable Consumer Loan that is not permitted by or pursuant to the terms of this Agreement, (b) any illegal act or omission by Servicer; or (c) any act or omission constituting negligence, willful misconduct, or breach of fiduciary duty by any officer, director, employee, independent contractor, or other representative of Servicer in connection with Servicer's performance under this Agreement.



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            6.2 Borrower's Indemnity. Borrower agrees to indemnify and hold harmless Lender and all of its officers, directors, employees, independent contractors, and other representatives from and against any and all claims, losses, penalties, fines, forfeitures, amounts paid in settlement, judgments, reasonable attorneys' fees and related litigation costs, fees, and expenses incurred in connection with third party claims against Servicer or Lender that result from:

            (a) Any act or omission by or on behalf of Servicer in connection with Servicer's actions within the scope of its duties under this Agreement, unless (i) such act or omission constitutes negligence, willful misconduct, or breach of a fiduciary duty; or (ii) such losses are covered by insurance, in which event Servicer shall be indemnified only to the extent of any uninsured losses;

            (b) Any act or omission constituting negligence or breach of duty by an officer, director, employee, independent contractor, or other representative of Borrower in connection with this Agreement.

      7.    MISCELLANEOUS

            7.1 If any provision of this Servicing Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Servicing Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions of this Servicing Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Servicing Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

            7.2 This Servicing Agreement and the other Loan Documents (except as may be expressly provided therein to the contrary) shall be governed by and construed in accordance with the laws of the State of Arizona, exclusive of its choice of laws principles.

            7.3 This Servicing Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Servicing Agreement shall not be assignable by Borrower or Servicer without the prior written consent of Lender. Lender may, without the consent of the other parties to this Servicing Agreement, assign its interest in this Servicing Agreement, in whole or in part; and in the event of such an assignment, Lender shall promptly give notice thereof to Borrower and Servicer.



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            7.4 All notices, requests or demands required or permitted to be given under the Loan Documents shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered; (b) one (1) Business Day after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service; or (c) three (3) Business Days after such are deposited in the United States mails, certified or registered mail, all with delivery charges and/or postage prepaid, addressed to the address specified below, or to such other address as the party being notified may have designated in a notice given to the other party. Written notice may be given by telecopy to the telecopier number specified below or to such other telecopier number as the party being notified may have designated in a notice given to the other party, which notice shall be effective on the day of receipt if received during the recipient's normal business hours on the day of receipt or otherwise on the next Business Day; provided that such notice shall not be deemed effective unless not later than the next Business Day, a copy of the such notice is hand delivered or deposited for delivery via courier or in the United States mails in accordance with the requirements set forth above.

            If to Borrower:         Resort Funding, Inc.
                                    Two Clinton Square
                                    Syracuse, New York 13202
                                    Attention: Lisa M. Henson, Vice President
                                    Telecopy No.: (___) _______________


            If to Lender:                 FINOVA Capital Corporation
                                    7272 East Indian School Road, Suite 410
                                    Scottsdale, Arizona  85251
                                    Attention: Vice President - Resort Finance
                                    Telecopy No.: (480) 874-6445

            If to Servicer:         Resort Funding, Inc.
                                    Two Clinton Square
                                    Syracuse, New York 13202
                                    Attention: James R. Petrie, Comptroller

            7.5 This Servicing Agreement may not be modified or amended, and no term, provision, or condition hereof may be waived, except by a written instrument signed by all of the parties hereto.

            7.6 This Servicing Agreement may be executed in counterparts, each of which shall be deemed an original document but all of which, collectively, shall constitute a single document.

            7.7 Borrower agrees to pay all costs and expenses reasonably incurred by Lender in connection with the evaluation, protection, assertion, and enforcement of Lender's rights hereunder, including, without limitation, court costs, audit expenses, collection charges, and attorneys' and paralegals' fees and disbursements.



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            7.8 This Servicing Agreement has been duly executed and delivered by
Servicer, Borrower, and Lender and constitutes a legal, valid, and binding obligation of each such party, enforceable in accordance with its terms.

            7.9 EACH OF BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS SERVICING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY. EACH OF BORROWER, SERVICER, AND LENDER FURTHER WAIVES ANY RIGHT IT MAY HAVE TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, BORROWER AND SERVICER HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, INCLUDING LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS SERVICING AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            7.10 EACH OF BORROWER AND LENDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY DOCUMENT OF THE SUBJECT MATTER THEREOF, OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION, AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF BORROWER, GUARANTOR AND LENDER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

            7.11 To the extent reasonably practicable, the parties hereto shall cooperate with and assist each other in carrying out their respective obligations hereunder and, in connection therewith, shall execute and deliver such documents and instruments and shall take such action as may be necessary or appropriate in furtherance thereof.



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      IN WITNESS WHEREOF, each of the parties hereto has caused this Servicing
Agreement to be duly executed on its behalf by persons thereunto duly authorized as of the day and year first written above.

                                    RESORT FUNDING, INC.


Witness
                                    By:  /s/
                                          Gerald L. Klaben
Printed Name                                        Its: Senior Vice President



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                                    FINOVA CAPITAL CORPORATION, a Delaware
                                    corporation

Witness
                                    By:   /s/
                                                      Gayle R. McKenzie
Printed Name                                        Its:        Vice President
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